Exhibit 10.31

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT, dated as of February 16, 2006 (this “Third Amendment”), is by and among ICG, LLC, a Delaware limited liability company (“Borrower”), ICG, INC. (f/k/a International Coal Group, Inc.) (“ICG, Inc.”), UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders (as defined below) party hereto, and is with respect to the Amended and Restated Credit Agreement, dated as of November 5, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Borrower, ICG, Inc., the Guarantors party thereto, the lenders party thereto (the “Lenders”), UBS Securities LLC, as Arranger, Bookmanager and Syndication Agent, General Electric Capital Corporation, as Documentation Agent, the Administrative Agent, UBS AG, Stamford Branch, as Issuing Bank and Collateral Agent, and UBS Loan Finance LLC, as Swingline Lender. Capitalized terms used but not defined in this Third Amendment have the meanings given to such terms in the Credit Agreement.

RECITALS

WHEREAS, Borrower wishes to make certain amendments to the Credit Agreement which are more particularly described herein;

WHEREAS, the Required Lenders party hereto are willing to agree to such amendments on the terms and subject to the conditions contained herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I.

AMENDMENTS TO CREDIT AGREEMENT

Section 1.01 Amendments Related to Real Estate Collateral. The Credit Agreement is amended by deleting Schedule 5.15A in its entirety and replacing it with a new version of Schedule 5.15A (New Post Closing Real Estate Collateral Requirements) which is attached hereto as Annex I.

Section 1.02 Amendments Regarding Reporting Requirements.

(a) The following terms are added to Section 1.01 of the Credit Agreement in their proper alphabetical order:

“Anker” shall mean Anker Coal Group, Inc. and its Subsidiaries on a consolidated basis.

“CoalQuest” means CoalQuest Development LLC.

“Reporting Subsidiaries” means Borrower, ICG, Inc., each Subsidiary of ICG, Inc., CoalQuest and Anker.

(b) Sections 5.01(a), (b) and (c) of the Credit Agreement are amended and restated in their entirety as follows:

“(a) Annual Reports.

(i) As soon as available and in any event within 120 days of the fiscal year ending December 31, 2004, (A) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by an audit report of Deloitte & Touche LLP or other independent public accountants of recognized national standing satisfactory to the Administrative Agent (which audit report shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report), (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, (x) on a consolidated basis, the financial condition, statements of income and cash flows as of the end of and for such fiscal year, compared to the end of and for the previous fiscal year and, with respect to the period from October 1, 2004 through December 31, 2004, to budgeted amounts for such period, and (y) on a consolidating basis, the statements of income of each Subsidiary as of the end of and for such fiscal year, and (C) a management’s discussion and analysis of the financial condition and statements of income for such fiscal year, as compared to the previous fiscal year and, with respect to the period from October 1, 2004 through December 31, 2004, to budgeted amounts for such period; provided, however, that with respect to the notes delivered in connection with the consolidated statements of income delivered pursuant to clause (A) above, such notes shall include a note with a consolidating statement of income separating out Holdings and each of its Subsidiaries; and

(ii) As soon as available and in any event within 90 days after the fiscal year ending December 31, 2005 (but no later than the date on which Holdings would be required to file a Form 10-K under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal year separating out Holdings and its Reporting Subsidiaries, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by an audit report of Deloitte & Touche LLP or other independent public accountants of recognized national standing satisfactory to the Administrative Agent (which audit report shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report), and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the financial condition, statements of income and cash flows of each Subsidiary of ICG, Inc. as of the end of and for such fiscal year, and (y) with respect to the period from October 1, 2005 through December 31, 2005, (1) the financial condition and cash flows of each Subsidiary of ICG, Inc. as of the end of and for such period, compared to the comparable period in the previous fiscal year and (2) the statements of income of each Subsidiary of ICG, Inc. as of the end of, and for, such period, compared to (I) budgeted amounts for such period and (II) the comparable period in the previous fiscal year;

(iii) As soon as available and in any event within 90 days after the fiscal year ending December 31, 2006 (but no later than the date on which Holdings would be required to file a Form 10-K under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, in comparative form with budgeted amounts for such period, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal year separating out Holdings and its Reporting Subsidiaries), all prepared in accordance with Regulation S-X under the Securities Act and accompanied by an audit report of Deloitte & Touche LLP or another independent public accountants of recognized national standing satisfactory to the Administrative Agent (which audit report shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report), (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, the financial condition, statements of income and cash flows of each Reporting Subsidiary as of the end of and for such fiscal year, compared to budgeted amounts for such period and (C) a management’s discussion and analysis of the financial condition and statements of income of Holdings for such fiscal year, as compared to budgeted amounts for such period; and

(iv) As soon as available and in any event within 90 days after the end of each fiscal year ending on or after December 31, 2007 (but no later than the date on which Holdings would be required to file a Form 10-K under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal year and related consolidated statements of income, cash flows and stockholders’ equity for such fiscal year, in comparative form with such financial statements as of the end of, and for, the preceding fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal year separating out Holdings and its Reporting Subsidiaries), all prepared in accordance with Regulation S-X under the Securities Act and accompanied by an audit report of Deloitte & Touche LLP or other independent public accountants of recognized national standing satisfactory to the Administrative Agent (which audit report shall not be qualified as to scope or contain any going concern or other qualification), stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the dates and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report), (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, the financial condition, statements of income and cash flows of each Reporting Subsidiary as of the end of and for such fiscal year, compared to (1) budgeted amounts for such period and (2) the comparable period in the previous fiscal year and (C) a management’s discussion and analysis of the financial condition and statements of income of Holdings for such fiscal year, as compared to budgeted amounts for such period and the previous fiscal year.

(b) Quarterly Reports.

(i) As soon as available and in any event by December 20, 2004 for the fiscal quarter ending September 30, 2004, (A) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, all prepared in accordance with Regulation S-X under the Securities Act and accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above), and on a basis consistent with audited financial statements referred to in clause (a) of this Section 5.01, subject to normal year-end audit adjustments, and (B) a management’s discussion and analysis of the financial condition and statements of income for such fiscal quarter;

(ii) As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of the fiscal year ending on December 31, 2005 (but no later than the date on which Holdings would be required to file a Form 10-Q under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year and budgeted amounts for such fiscal quarter and for the then elapsed portion of the fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal quarter and for the then elapsed portion of the fiscal year separating out Holdings and its Subsidiaries), all prepared in accordance with Regulation S-X under the Securities Act and accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above), and on a basis consistent with audited financial statements referred to in clause (a) of this Section 5.01, subject to normal year-end audit adjustments, (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the financial condition and cash flows of each Subsidiary of Holdings as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to (in the case of any fiscal quarter ending on or after March 31, 2006) the end of such fiscal quarter and for the comparable periods in the previous fiscal year and (y) the statements of income of each Subsidiary of Holdings as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to the end of such fiscal quarter and for the comparable periods in the previous fiscal year and budgeted amounts for such fiscal quarter and for the then elapsed portion of the fiscal year, and (C) a management’s discussion and analysis of the financial condition and statements of income for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to budgeted amounts for such periods and the comparable periods in the previous fiscal year;

(iii) As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of the fiscal year ending on December 31, 2006 (but no later than the date on which Holdings would be required to file a Form 10-Q under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, in comparative form with budgeted amounts for such fiscal quarter and for the then elapsed portion of the fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal quarter and for the then elapsed portion of the fiscal year separating out Holdings and its Reporting Subsidiaries as of the end of such fiscal quarter), all prepared in accordance with Regulation S-X under the Securities Act and accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above), and on a basis consistent with audited financial statements referred to in clause (a) of this Section 5.01, subject to normal year-end audit adjustments, (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the financial condition and cash flows of each Subsidiary of ICG, Inc. as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods and (y) the statements of income of each Subsidiary of ICG, Inc. as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods, and (C) a management’s discussion and analysis of the financial condition and statements of income of Holdings for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to budgeted amounts for such periods; and

(iv) As soon as available and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year ending on or after December 31, 2007 (but no later than the date on which Holdings would be required to file a Form 10-Q under the Exchange Act if it were subject to Section 15 and 13(d) of the Exchange Act), (A) the consolidated balance sheet of Holdings as of the end of such fiscal quarter and related consolidated statements of income and cash flows for such fiscal quarter and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year and budgeted amounts for such fiscal quarter and for the then elapsed portion of the fiscal year, and notes thereto (including a note with a consolidating balance sheet and statements of income and cash flows as of the end of such fiscal quarter and for the then elapsed portion of the fiscal year separating out Holdings and its Reporting Subsidiaries), all prepared in accordance with Regulation S-X under the Securities Act and accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated financial condition, statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above), and on a basis consistent with audited financial statements referred to in clause (a) of this Section 5.01, subject to normal year-end audit adjustments, (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the financial condition and cash flows of each Reporting Subsidiary as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to the comparable periods in the previous fiscal year and (y) the statements of income of each Reporting Subsidiary as of the end of and for such fiscal quarter and for the then elapsed portion of the fiscal year, compared to (1) budgeted amounts for such periods and (2) the comparable periods in the previous fiscal year and (C) a management’s discussion and analysis of the financial condition and statements of income of Holdings for such fiscal quarter and the then elapsed portion of the fiscal year, as compared to budgeted amounts for such periods and the comparable periods in the previous fiscal year.

(c) Monthly Reports.

(i) Within 45 days after October 31, 2004 and November 30, 2004, respectively, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and, with respect to the information delivered for November 2004, for the then elapsed portion of the fiscal year, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments, and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth on a consolidating basis the statements of income and cash flows for each Subsidiary of Holdings for such month and, with respect to the report delivered for November 2004, for the elapsed portion of the fiscal year;

(ii) Within 45 days after the end of each of the first two months of each fiscal quarter from January 1, 2005 through September 30, 2005, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments, and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth on a consolidating basis, (x) the cash flows of each Subsidiary of Holdings for each such month and for the then elapsed portion of the fiscal year and (y) the statements of income of each Subsidiary of Holdings for each such month and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods;

(iii) Within 45 days after October 31, 2005 (A) the consolidated balance sheet of Holdings as of the end of such month and the related consolidated statements of income and cash flows of Holdings for such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year and budgeted amounts for such month and for the then elapsed portion of the fiscal year, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments, and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the statements of income and cash flows of each Subsidiary of Holdings for such month and for the then elapsed portion of the fiscal year, compared to the comparable periods in the previous fiscal year and (y) the statements of income of each Subsidiary of Holdings for such month and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods;

(iv) Within 45 days after November 30, 2005 (A) the consolidated balance sheet and a consolidated pro forma statement of cash flows of Holdings as of the end of such month and the related pro forma consolidating statements of income of Holdings and its Reporting Subsidiaries for such month and for the elapsed portion of the current fiscal year; (B) the pro forma statements of income of Anker and CoalQuest as of the end of such month and for the elapsed portion of the current fiscal year; and (C) a management report setting forth on a consolidating basis, the pro forma statements of income of each Subsidiary of ICG, Inc. (including ICG, LLC) for November 30, 2005 and November 30, 2004 and for the elapsed portion of the current fiscal year compared to prior year and budgeted amounts for such periods, accompanied by a certificate of a Financial Officer of Holdings stating that the financial statements referred to in subparts (A), (B) and (C) above fairly present, in all material respects, the consolidated pro forma statements of income and cash flows of Holdings and ICG, Inc. (including ICG, LLC) as of the date and for the periods specified therein, subject to normal year-end audit adjustments;

(v) Within 45 days after the end of each of the first two months of each fiscal quarter from December 31, 2005 through December 31, 2006, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and for the then elapsed portion of the fiscal year, in comparative form with budgeted amounts for such month and for the then elapsed portion of the fiscal year, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, the statements of income and cash flows of each Subsidiary of ICG, Inc. for each such month and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods; and

(vi) Within 45 days after the end of each of the first two months of each fiscal quarter after December 31, 2006, (A) the consolidated balance sheet of Holdings as of the end of each such month and the related consolidated statements of income and cash flows of Holdings for each such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year and budgeted amounts for such month and for the then elapsed portion of the fiscal year, accompanied by a certificate of a Financial Officer of Holdings stating that such financial statements fairly present, in all material respects, the consolidated statements of income and cash flows of Holdings as of the date and for the periods specified in accordance with GAAP consistently applied (except any inconsistencies in the application of GAAP as are approved by such independent public accountants and disclosed in their audit report delivered pursuant to clause (a) above) subject to normal year-end audit adjustments and (B) a management report in a form reasonably satisfactory to the Administrative Agent setting forth, on a consolidating basis, (x) the statements of income and cash flows of each Reporting Subsidiary for each such month and for the then elapsed portion of the fiscal year, compared to the comparable periods in the previous fiscal year and (y) the statements of income of each Reporting Subsidiary for each such month and for the then elapsed portion of the fiscal year, compared to budgeted amounts for such periods.”

Section 1.03 Amendments Regarding Budget Requirement. Section 5.01(h) of the Credit Agreement is amended and restated in its entirety as follows:

“(h) Budgets. No later than 45 days (or 60 days in the case of the fiscal year ending December 31, 2005) after the first day of each fiscal year of Holdings, commencing with the fiscal year ending December 31, 2005, a budget in form reasonably satisfactory to the Administrative Agent (including, but not limited to, budgeted statements of income for each of the Companies’ business units and sources and uses of cash and balance sheets as well as a line item for Capital Expenditures) prepared by Holdings for (i) each fiscal month of such fiscal year prepared in detail and (ii) each year in the five years immediately following such fiscal year prepared in summary form, in each case, of the Companies, with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of a Financial Officer of Holdings to the effect that the budget of the Companies is, in the good faith opinion of such Financial Officer, a reasonable estimate for the period covered thereby;

ARTICLE II.

MISCELLANEOUS

Section 2.01 Execution of this Third Amendment; Authorization.

This Third Amendment is executed and shall be construed as an amendment to the Credit Agreement and forms a part of the Credit Agreement to the extent applicable thereto. By its signature below, each of the undersigned Required Lenders hereby authorizes and directs the Administrative Agent to execute this Third Amendment. The effectiveness of the amendments contained herein is conditioned upon receipt by the Administrative Agent of signed written counterparts of the consent of the Guarantors attached hereto as Exhibit A.

Section 2.02 Representations and Warranties.

Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

(a) Authority; Enforceability. (i) All consents, approvals and authorizations necessary for Borrower’s execution, delivery and performance of this Third Amendment have been obtained or made and (ii) this Third Amendment has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) No Conflict. Neither the execution and delivery of this Third Amendment or any other agreement or instrument contemplated hereby nor the performance of, and compliance with the terms and provisions of, this Third Amendment or any such other agreement or instrument by any Loan Party will, at the time of such performance, (i) violate or conflict with any provision of such Loan Party’s articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party, (ii) violate, contravene or materially conflict with any Requirements of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to such Loan Party, except for any violation, contravention or conflict which would not reasonably be expected to have a Material Adverse Effect, (iii) (A) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (B) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which such Loan Party is a party or by which such Loan Party may be bound, except for any violation, contravention, conflict or default that would not reasonably be expected to have a Material Adverse Effect, or (iv) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to such Loan Party’s properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other person is required in connection with the performance of and compliance with the terms and provisions of this Third Amendment or any other agreement or instrument contemplated hereby.

(c) No Default. Except with respect to any Default intended to be cured by the amendments contained in this Third Amendment, both before and after giving effect to this Third Amendment, no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section	2.03 No Waiver.

Except as specifically modified pursuant to the terms of this Third Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents. The execution and delivery by the Lenders of this Third Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising.

Section	2.04 Counterparts; Integration; Effectiveness.

This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Third Amendment and any agreements referred to herein constitute the entire contract among the parties hereto relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Third Amendment shall become effective when it shall have been executed by each of Borrower and each of the Required Lenders, and thereafter shall be binding upon and inure to the benefit of the parties to the Credit Agreement and, subject to and in accordance with Section 11.04 of the Credit Agreement, their respective successors and assigns; provided that the effectiveness of the consent, waiver and amendments contained herein is conditioned upon the satisfaction of the applicable conditions set forth in Article III. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Third Amendment.

Section	2.05 Severability.

Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 2.06 GOVERNING LAW.

THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 2.07 Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Third Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

ICG, LLC, as Borrower

By:	/s/ William D. Cambell

Name:	William D. Campbell

Title:	Vice President

UBS AG, STAMFORD BRANCH, as Administrative Agent

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow

Title:	Director

By:	/s/ Irja R. Osta

Name:	Irja R. Osta

Title:	Associate Director

,
[NAME OF INSTITUTION] as Lender

By:
Name:
Title:

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of Borrower under the Credit Agreement and hereby (a) consents to the foregoing Third Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Third Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Credit Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Third Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Guarantors as of February 16, 2006.

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INTERNATIONAL COAL GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

COALQUEST DEVELOPMENT LLC

By:	/s/ O. Eugene Kitts

Name:	O. Eugene Kitts

Title:	Vice President

ANKER COAL GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG NATURAL RESOURCES, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG ADDCAR SYSTEMS, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG EAST KENTUCKY, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG ILLINOIS, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG EASTERN, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG HAZARD, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG KNOTT COUNTY, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG EASTERN LAND, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG HAZARD LAND, LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ICG TYGART VALLEY LLC

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ANKER GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

SIMBA GROUP, INC.

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

HUNTER RIDGE COAL COMPANY (F/K/A ANKER ENERGY CORPORATION)

By:	/s/ William D. Campbell

Name:	William D. Campbell

Title:	Vice President

ANKER POWER SERVICES, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

WHITE WOLF ENERGY, INC. (F/K/A ANKER VIRGINIA MINING COMPANY, INC.)

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

BRONCO MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

HAWTHORNE COAL COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

JULIANA MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

MARINE COAL SALES COMPANY

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

WOLF RUN MINING COMPANY (F/K/A ANKER WEST VIRGINIA MINING COMPANY, INC.)

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

HEATHER GLEN RESOURCES, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

VANTRANS, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

VINDEX ENERGY CORPORATION

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

PATRIOT MINING COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

MELROSE COAL COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

UPSHUR PROPERTY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

KING KNOB COAL CO., INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

NEW ALLEGHENY LAND HOLDING COMPANY, INC.

By:	/s/ Roger L. Nicholson

Name:	Roger L. Nicholson

Title:	Secretary

SCHEDULE 5.15A

NEW POST-CLOSING REAL ESTATE COLLATERAL REQUIREMENTS

Post Closing Obligations. Borrower shall take the following actions and make the following deliveries no later than April 30, 2006. All costs incurred in connection with all of the following post-closing actions shall be borne by Borrower in accordance with Section 11.03.

1.	Borrower shall deliver to the Administrative Agent valid legal descriptions, each in form sufficient to record an enforceable mortgage or other security interest against the property described in the applicable jurisdiction (a “Legal Description”), covering the property owned in fee by Anker and/or CoalQuest and their subsidiaries, as such property is described on Schedule 3.14(a) to the Anker BC Agreement and Schedule 3.14(a) to the CoalQuest BC Agreement (collectively, the “Owned Property”).

2.	Borrower shall deliver to the Administrative Agent Legal Descriptions covering the property in which Anker and/or CoalQuest and their subsidiaries previously owned a leasehold interest, as such property is described on Schedule 3.14(a) to the Anker BC Agreement and Schedule 3.14(a) to the CoalQuest BC Agreement (collectively, the “Leased Property” and, together with the Owned Property, the “Post Closing Mortgaged Property”).

3.	a. Borrower shall review all Leases and other property interests underlying the Post-Closing Mortgaged Properties and shall submit to the Administrative Agent a list of unrecorded Leases on the Post Closing Mortgaged Property (the “Post Closing Mortgaged Property Unrecorded Leases”). Borrower shall deliver to the Administrative Agent, along with the list of Post Closing Mortgaged Property Unrecorded Leases, a certificate signed by a senior officer of Borrower stating that the list of Post Closing Mortgaged Property Unrecorded Leases is a true, correct and complete list of every unrecorded Lease on the Post Closing Mortgaged Property. The Administrative Agent reserves the right to review any of the Leases reviewed by Borrower or its counsel.

b. Borrower shall record the Post-Closing Mortgaged Property Unrecorded Leases (or memorandum thereof) in the appropriate county records office. Notwithstanding the foregoing, Borrower shall have no such obligation with respect to any particular lease if: (x) recording such Lease would violate the terms of the Lease or (y) a particular lease is not in recordable form and the landlord under such lease refuses to execute a memorandum of such lease.

4.	Borrower shall deliver to the Administrative Agent Mortgages encumbering all of the Post-Closing Mortgaged Property in form and substance reasonably acceptable to the Administrative Agent (the “Post-Closing Mortgages”). Borrower and the Administrative Agent acknowledge that each Post-Closing Mortgage may (1) encumber more than one Post-Closing Mortgaged Property and (2) require the attachment of more than one corresponding Legal Description.

5.	Borrower shall deliver to the Administrative Agent local counsel opinions similar to the local counsel opinions delivered in connection with the Credit Agreement, each in form and substance reasonably acceptable to Administrative Agent, regarding the enforceability of the Post-Closing Mortgages.